SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

(X)       Preliminary Information Statement
( )         Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
( )         Definitive Information Statement

STUDIO BROMONT, INC.

(Name of Registrant as Specified in its Charter)

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STUDIO BROMONT, INC.
2300 West Sahara Ave., Suite 500
Las Vegas, NV 89135
____________________________________________________________________________________

Notice of Written Consent of Shareholders in Lieu of
Special Meeting of Shareholders
Effective October 06, 2003
____________________________________________________________________________________

To Our Shareholders:

           Notice is hereby given that written consent of the shareholders of Studio Bromont, Inc. (the "Company") was obtained from holders of a sufficient number of shares of the Company's outstanding capital stock for the following purpose:

(1)       To change the name of the company from Studio Bromont, Inc. to American United Corporation.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Benoit Laliberte
Benoit Laliberte
Chief Executive Officer,
Chief Financial Officer, and Director

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STUDIO BROMONT, INC.
Information Statement
Relating to Written Consent of Shareholders in lieu of a
Special Meeting of Shareholders
Effective October 06, 2003

GENERAL

This Information Statement is being furnished in connection with the written consents delivered by shareholders holding a sufficient number of shares of the capital stock of Company for the approval of the following actions:

(1)        To change the name of the Company from Studio Bromont, Inc. to American United Corporation.

The close of business on October 06, 2003 was the record date for the determination of the shareholders who were given the opportunity to provide written consents to the Company in connection with the matter set forth above.

The Corporate Action set forth above has been approved by the written consent of shareholders holding a majority of the Company’s common stock. If the Corporate Actions were not adopted by written consent, each Proposed Action would have been required to be considered by the Company’s shareholders at a special shareholders’ meeting convened for the specific purpose of approving the Corporate Actions. The elimination of the need for a special meeting of shareholders to approve the Corporate Actions is authorized by the 2003 Florida Statues Section 607.0704 which provides that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special meeting. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Company decided to proceed with the Corporate Actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company.

On October 06, 2003, the record date for the shareholder action set forth above, the Company had 40,658,242 shares of Common Stock outstanding and entitled to vote on the matter with respect to which the written consents were delivered.

The following individual beneficially owns common shares of the Company representing approximately 64.56% of the voting power of the Company and has given his written consent to each of the Corporate Actions as described in this Information Statement:

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Name of Shareholder	Number of Shares Held Outstanding	Percentage of Outstanding Shares (1)
Benoit Laliberte	26,250,000 Shares	64.56%
TOTAL	26,250,000 SHARES	64.56%

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Florida Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights under the 2003 Florida Statutes are afforded to the Company’s shareholders as a result of the corporate name change. Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the action taken have no right under Florida law to dissent or require a vote of all our shareholders.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The name, age, and offices of the sole Director and executive officer of the Company are set forth below:

Name	Age	Position with the Company
Benoit Laliberte	31	Chief Executive Officer, Chief Financial Officer, and Director

On July 9, 2003, Rodger Brulotte resigned as our Chief Executive Officer, Chief Financial Officer, and from the board of directors and appointed Gilles Poliquin to fill the positions which Mr. Brulotte held. On July 22, 2003, Gilles Poliquin resigned as our Chief Executive Officer, Chief Financial Officer, and from the board of directors and appointed Benoit Laliberte to fill the positions which Mr. Poliquin held.

Set forth below is a brief description of the background and business experience of Benoit Laliberte for the past five years.

Mr. Benoit Laliberte:
Benoît Laliberté was born on July 18, 1972. In 1990, Mr. Laliberte started a computer business, called Jitec Corporation.

In 1994, he created the EVAC (Electronic Virus Activity Control) technology meant to protect computers from viruses. In 1996, Mr. Laliberte was chosen Young Entrepreneur of the Year by the Business Development Bank of Canada (BDC). Mr. Laliberte created in 1997 the Winbit PowerVec for ASP and the Winbit Terminal. In 1999, Mr. Laliberte created a wall mounted decentralized WinBit server, and acquired a chain of computer stores, with revenues in excess of $6 million and employing approximately 60 persons.

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In 2000, Mr. Laliberte established an important center for the control and management of ASP application servers, and listed Jitec Corporation on the Montreal Stock Exchange. Mr. Laliberte spent a brief period acting as a technology consultant for Vectoria Inc. American United Corporation was established by Mr. Laliberte in 2002 with the intention of operating in the Information Technologies industry. On July 22, 2003, Mr. Laliberte was appointed as Chief Executive Officer, Chief Financial Officer, and member of the board of directors of Studio Bromont, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us other than stated below:

             (1)      Any of our directors or officers;
             (2)      Any person proposed as a nominee for election as a director;
             (3)      Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;
             (4)      Any of our promoters;
             (5)      Any relative or spouse of any of the foregoing persons who has the same house as such person.

On October 6, 2003, Studio Bromont, Inc. issued 26,250,000 shares of its common stock to 3874958 Canada, Inc. in exchange for the acquisition of all of the issued and outstanding shares of American United Corporation. Benoit Laliberte, our CEO, CFO, and Director, is also the sole officer, director, and shareholder of American United Corporation. Mr. Laliberte is the beneficial owner of the 26,250,000 shares of Studio Bromont, Inc. issued to 3874958 Canada, Inc. in the transaction described above.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Benoit Laliberte Chief Executive Officer, Chief Financial Officer, and Director	2	2	0
Gilles Poliquin Former Chief Executive Officer, Chief Financial Officer and Director	1	1	1
Rodger Brulotte Former Chief Executive Officer, Chief Financial Officer, and Director	None	None	None

EXECUTIVE COMPENSATION

The table below sets forth, for the period indicated, all compensation awarded to, earned by or paid to the Company's officers for the last three fiscal years. There has been no compensation earned for services rendered by any of our named directors.

Annual Compensation                                                         Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Compensation	Annual Awarded	Restricted Stock Options / SARs (#)	LTIP Payouts	All Other Compensation
Benoit Laliberte	CEO, CFO, Director	2000 2001 2002	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Gilles Poliquin	Former CEO, CFO, & Director	2000 2001 2002	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Rodger Brulotte	Former CEO, CFO, & Director	2000 2001 2002	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0

Stock Option Grants

We did not grant any stock option to the executive officers during our most recent fiscal year ended December 31, 2002. We have also not granted any stock option to the executive officers since December 31, 2002.

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Term of Office

Our Directors are elected for one-year terms, to hold office until the next annual general meeting of the shareholders, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

MEETINGS OF DIRECTORS DURING THE 2002 FISCAL YEAR

During the fiscal year ended December 31, 2002, there were no meetings of our board of directors held. Various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

COMMITTEES OF THE BOARD OF DIRECTORS

Studio Bromont, Inc. does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 06, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)
Common Stock	Benoit Laliberte 220 de la Coulee Mont-Saint-Hilaire, Quebec, Canada J3H 5Z6	26,250,000	64.56%
Common Stock	All Officers and Directors as a Group (1 person)	26,250,000	64.56%

(1)      Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be

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            beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 06, 2003. As of October 06, 2003, there were 40,658,242 shares of our common stock issued and outstanding.

AUDIT FEES

The Company has been billed approximately $7,225.00 for professional services rendered for the audit of its annual financial statements for the fiscal year ended December 31, 2002 and the review of its quarterly statements for the fiscal year ended December 31, 2002.

The Company retains Sellers & Andersen, LLC as their principal accountant.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company's auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company's board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD LOOKING STATEMENTS

This information statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

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FUTURE SHAREHOLDER PROPOSALS

It is anticipated that the release date for Studio Bromont, Inc.'s proxy statement and form of proxy for its next annual meeting of shareholders will be October 06, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Studio Bromont, Inc.'s proxy statement and form of proxy is considered untimely is 60 days prior to October 06, 2004.

WHERE YOU CAN FIND MORE INFORMATION

Studio Bromont, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Studio Bromont, Inc. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintain an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Benoit Laliberte
Benoit Laliberte
Chief Executive Officer,
Chief Financial Officer and Director

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